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                                                                    EXHIBIT 25.1
                    RWD TECHNOLOGIES, INC. POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of RWD Technologies, Inc., a Maryland corporation, constitute and appoint Robert W. Deutsch, John H. Beakes and Ronald E. Holtz, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned in their respective names as directors and officers of RWD Technologies, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under the Amended and Restated Equity Participation Plan, as amended. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  August 22, 1997
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                 Signature                              Title
                 ---------                              -----
/s/ Robert W. Deutsch                         Chief Executive Officer and Chairman of the Board
------------------------                          of Directors (Principal Executive Officer)
Dr. Robert. W. Deutsch

/s/ John H. Beakes                            President, Chief Operating Officer and Director
------------------------
John H. Beakes

/s/ Ronald E. Holtz                           Vice President, Chief Financial Officer, Secretary and Director
------------------------                                (Principal Financial and Accounting Officer)
Ronald E. Holtz

/s/ Robert T. O'Connell                       Sr. Vice President-Business Planning and
------------------------                                     Director
Robert T. O'Connell

/s/ Jeffrey W. Wendel                         Group Vice President-Information Technology and Director
------------------------
Jeffrey W. Wendel

/s/ John E. Lapolla                           Group Vice President-Manufacturing Performance Support and Director
------------------------
John E. Lapolla

/s/ Kenneth J. Rebeck                         Group Vice President-Technology Transfer and Director
------------------------
Kenneth J. Rebeck

/s/ Jerry P. Malec
------------------------                      Director
Jerry P. Malec

/s/ Bruce D. Alexander                        Director
------------------------
Bruce D. Alexander

/s/ David J. Deutsch                          Director
------------------------
David J. Deutsch

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